


                                                                    EXHIBIT 99.1




[LOGO} BRIDGE CAPITAL HOLDINGS



                             BRIDGE CAPITAL HOLDINGS




                  D.A. DAVIDSON FINANCIAL SERVICES CONFERENCE

                                  MAY 9, 2007


DANIEL P. MYERS                           THOMAS A. SA                   BRIDGE CAPITAL HOLDINGS
PRESIDENT AND CHIEF EXECUTIVE OFFICER     EXECUTIVE VICE PRESIDENT                  NASDAQ: BBNK
                                          CHIEF FINANCIAL OFFICER      BRIDGECAPITALHOLDINGS.COM




                            FORWARD LOOKING STATEMENT


CERTAIN MATTERS DISCUSSED HEREIN CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN
THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995,AND ARE
SUBJECT TO THE SAFE HARBORS CREATED BY THAT ACT. FORWARD-LOOKING STATEMENTS
DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS, AND ARE BASED ON CURRENTLY
AVAILABLE INFORMATION, EXPECTATIONS, ASSUMPTIONS, PROJECTIONS, AND MANAGEMENT'S
JUDGMENT ABOUT THE BANK, THE BANKING INDUSTRY AND GENERAL ECONOMIC CONDITIONS.
THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES
THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER
MATERIALLY FROM THOSE EXPRESSED, SUGGESTED OR IMPLIED BY THE FORWARD LOOKING
STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (1)
COMPETITIVE PRESSURES IN THE BANKING INDUSTRY; (2) CHANGES IN INTEREST RATE
ENVIRONMENT; (3) GENERAL ECONOMIC CONDITIONS, NATIONALLY, REGIONALLY, AND IN
OPERATING MARKETS; (4) CHANGES IN THE REGULATORY ENVIRONMENT; (5) CHANGES IN
BUSINESS CONDITIONS AND INFLATION; (6) CHANGES IN SECURITIES MARKETS; (7) FUTURE
CREDIT LOSS EXPERIENCE; (8) THE ABILITY TO SATISFY REQUIREMENTS RELATED TO THE
SARBANES-OXLEY ACT AND OTHER REGULATION ON INTERNAL CONTROL; (9) CIVIL
DISTURBANCES OR TERRORIST THREATS ORACTS, OR APPREHENSION ABOUT THE POSSIBLE
FUTURE OCCURRENCES OF ACTS OF THIS TYPE; AND (10) THE INVOLVEMENT OF THE UNITED
STATES IN WAR OR OTHER HOSTILITIES. THE READER SHOULD REFER TO THE MORE COMPLETE
DISCUSSION OF SUCH RISKS IN BRIDGE CAPITAL HOLDINGS REPORTS ON FORMS 10- K AND
10-Q ON FILE WITH THE SEC.


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                            BRIDGE CAPITAL HOLDINGS


FINANCIAL AND TRADING SNAPSHOT


Market                        NASDAQ (Capital Market)

Symbol                        BBNK

Recent Price History          5-07-07     52 Wk:     High       Low
                              $22.82                 $22.98     $19.00

Shares Outstanding            6,390,000

Market Capitalization         $145.8 million

P/E Ratio                     Trailing: 17.16 (5-7-07)
                              Q1 '07 : 16.10

Assets                        $731.1 million

Q1 '07 Net Interest Margin    6.96%

Q1 '07 ROA                    1.44%

Q1 '07 ROE                    19.52%

Analyst Coverage              D.A. Davidson & Co.


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                                  BRIDGE BANK


o    Established 2001

o    National Charter (OCC)

o    Offices:
     o    Two Regional Offices
     o    Eight Business Offices

o    150 Employees

o    Five Primary Lines of Business:

     1.   Commercial and Industrial Banking
          o    International

     2.   Technology Banking
          o    Capital Finance

     3.   SBA and Commercial Mortgage Banking

     4.   Construction Lending

     5.   Specialty Markets


                                                                               4



                                    OUR MODEL


EXPERTISE              +   OPPORTUNITY            +   EXECUTION

o Experienced              o Attractive SV/SCC        o Strategic vendor
  board & execs              demographics               alliances

o Fundamental              o Compelling bank          o Scalable systems
  business banking           market opportunity         & business lines
  focus
                                                      o Disciplined
o Ability to recruit                                    bankers
  top-tier bankers
                                                      o Technology
                                                        banking expertise
________________________________________________________________________________

                                   = RESULTS


     Superior net interest margin ...Solid revenue and earnings growth ...
    Peer level efficiency ... Excellent asset quality ... Strong ROA & ROE.


                                                                               5




                                   OUR VISION


                        (Bridge Bank Logo Appears Here)

                                  BRIDGE BANK


                          A business banking franchise

                                  that is the

                      PROFESSIONAL BUSINESS BANK OF CHOICE

                   for small and middle-market businesses and
                emerging technology companies in Silicon Valley,
                          California, and the Nation.


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                            UNIQUE VALUE PROPOSITION

                           Cycle Diagram Appears Here


     Highly                                                    Competitive
    EXPERIENCED                                                PRODUCTS and
credentialed and                                             SERVICES through
    disciplined                                              channel partner
    BANKERS                                                   relationships


                                 SIMPLIFIED
                                  customer
                                 experience.
                                SOPHISTICATED
                              business banking.




                                 Outsourced
                                   BANKING
                                 TECHNOLOGY
                             comparable to large
                             national mega banks

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                                MARKET DYNAMICS


Core region

o Silicon Valley represents 33%+ of U.S. venture capital investment* ($9.1 b in 2006)

o Healthiest Silicon Valley economic since
  Bridge Bank formation

o Business line diversity mitigates economic risk
  o Low concentration in real estate

o Ample growth opportunity in headquarters region minimizes expansion risk




             *SOURCE: National Venture Capital Association/PricewaterhouseCopers
                      Money Tree Survey


                                                                               8


                         SIGNIFICANT MARKET OPPORTUNITY


                  % Deposit Market Share in Santa Clara County
                              (Graph Appears Here)




                                               SOURCE: FDIC; as of June 30, 2006


                                                                               9




                              OPPORTUNISTIC GROWTH


Expansion beyond Northern California

o Ability to successfully export unique banking model to complimentary markets

o Leverage core competencies in technology finance for high growth tech centers
  o SoCal, Dallas TX, Reston VA

o All organic growth and expansion to date


                                                                              10




MARKETS


Map of the State of California Appears Here          Map of the United States Appears Here

REGIONAL OFFICES                                     BUSINESS OFFICES

o San Jose (Main)                                    o Sacramento (C&I, SBA)
o Palo Alto                                          o San Diego (SBA)
                                                     o East Bay (C&I)
                                                     o Los Angeles (SBA)
                                                     o Redwood City (const)
                                                     o Dallas, TX (tech)
                                                     o Reston, VA (tech)
                                                     o Orange County (tech)


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                              BALANCE SHEET GROWTH


                                  TOTAL ASSETS
                              (GRAPH APPEARS HERE)


                                                     o Purely Organic Growth
                                                     o Consistent Leverage
                                                     o Strong Asset Quality


                                                                              12


                         FOCUS ON CORE FUNDING SOURCES


                           DEPOSIT MIX AS OF 3/31/07
                            (PIE CHART APPEARS HERE)


                                                                              13




                      DIVERSIFICATION OF LENDING ACTIVITY


                             LOAN MIX AS OF 3/31/07
                            (PIE CHART APPEARS HERE)


                                                                              14




                           6TH HIGHEST % OF C&I LOANS


          TOP 20 COMMUNITY BANKS IN C&I ASSET CONCENTRATION AND GROWTH
                              (GRAPH APPEARS HERE)




SOURCE: American Banker magazine, American Bankers Association, September 2006 issue;
                                                    US banks %500M - $1b Total Assets


                                                                              15




                                 ASSET QUALITY


                    Net Charge-Off (Recovery)/Average Loans
                              (Graph Appears Here)




                             SOURCE: FFIEC/FDIC Uniform Bank Performance Reports


                                                                              16




                             FAVORABLE COMPARABLES


                              Net Interest Margin
                              (Graph Appears Here)


                                                                              17




                                 REVENUE GROWTH


                              (Graph Appears Here)


                                                                              18




                          DIVERSIFIED REVENUE SOURCES


                                Fiscal Year 2006
                            (Pie Chart Appears Here)




                                                                              19




                             FAVORABLE COMPARABLES


                                Efficiency Ratio
                              (Graph Appears Here)


                                                                              20




                            INCREASING RETURNS: ROA


                              (Graph Appears Here)




                  Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003


                                                                              21




                        PROFITABILITY: NET INCOME & EPS


                              (Graph Appears Here)




                  Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003


                                                                              22




                            INCREASING RETURNS: ROE


                              (Graph Appears Here)




                  Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003


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                              WHY INVEST IN BBNK?


o Unique value proposition with singular focus on business banking with disciplined execution

o Diversified business lines and low risk exposure

o Attractive headquarters market; opportunistic growth

o Solid track record of organic growth and outperformance of peers

o Excellent asset quality

o Solid financial performance; industry leading net interest margin


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(Back Page Appears Here)


                                    THANK YOU


Most Bankers get excited               "BRIDGE BANK
about financial statements.             helped us grow
                                        by 27%
At Bridge Bank,                         over the past
THIS is the kind of                     two years."
financial statement
that excites us.


                          [COMPANY LOGO APPEARS HERE]
                                  BRIDGE BANK

                    THE SMARTER CHOICE IN BUSINESS BANKING.

      SANTA CLARA * SAN JOSE * PALO ALTO * SACRAMENTO * SAN DIEGO * FRESNO

                    PHONE: 1-866-BRDGBNK WWW.BRIDGEBANK.COM






[Front Page}


One of the Nation's                     Now Serves
fastest growing                         fast
banks                                   growing
                                        technology
                                        companies


                          (COMPANY LOGO APPEARS HERE)
                                  BRIDGE BANK

          THE SMARTER BANKING CHOICE FOR GROWING TECHNOLOGY COMPANIES.

525 UNIVERTISY AVENUE, SUITE 103                            55 ALMADEN BOULEVARD
PALO ALTO, CA 94201                                         SAN JOSE, CA 95112
PHONE: 650-566-9200                                         PHONE: 408-422-2500

PHONE: 1-866-BRDGBNK                                        WWW.BRIDGEBANK.COM


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